MERRILL LYNCH
ASSET GROWTH
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
August 31, 1997



Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the propectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Asset
Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                             #18241 -- 8/97




[RECYCLE LOGO]
Printed on post-consumer recycled paper


MERRILL LYNCH ASSET GROWTH FUND, INC.

Worldwide
Investments as of
August 31, 1997

Breakdown of
Stocks & Fixed-Income                Percent of
Securities by Country                Net Assets+

United States*                         38.9%
Japan                                  11.7
United Kingdom                          8.8
Germany                                 5.1
Mexico                                  3.6
Canada                                  3.4
Italy                                   3.3
France                                  3.3
Sweden                                  3.3
Finland                                 2.9
Switzerland                             2.8
South Africa                            2.4
Spain                                   2.3
Brazil                                  2.2
Denmark                                 1.4
Argentina                               1.3
Australia                               1.0
Hong Kong                               0.9
Indonesia                               0.8
Netherlands                             0.8
Philippines                             0.6
Norway                                  0.4
South Korea                             0.1
                                      -----
Total                                 101.3%
                                      =====

Ten Largest Industries               Percent of
(Equity Investments)                 Net Assets

Banking                                 4.3%
Telecommunications                      4.1
Pharmaceuticals                         3.3
Beverages                               3.3
Mining                                  3.2
Automobile Parts                        3.1
Electrical Equipment                    3.0
Chemicals                               3.0
Petroleum                               2.9
Diversified                             2.9


                                 Country               Percent
Ten Largest Holdings               of                  of Net
(Equity Investments)             Origin                Assets

Yacimientos Petroliferos
  Fiscales S.A. (ADR)           Argentina               1.3%
SGS-Thomson Micro-
  electronics N.V. (NY
  Registered Shares)            France                  1.2
Grupo Carso, S.A.
  de C.V. (ADR)                 Mexico                  1.2
De Beers Consolidated
  Mines Ltd. (ADR)              S. Africa               1.2
Sasol Ltd.                      S. Africa               1.2
Imperial Chemical
  Industries PLC
  (Ordinary)                    UK                      1.2
Mannesmann AG                   Germany                 1.1
Scor S.A.                       France                  1.1
LucasVarity PLC                 UK                      1.1
Magna International, Inc.       Canada                  1.1

* Includes investments in short-term investments.
+ Total may not equal 100%.



                 Merrill Lynch Asset Growth Fund, Inc., August 31, 1997

DEAR SHAREHOLDER

Fiscal Year in Review
During the fiscal year ended August 31, 1997, total returns of Merrill Lynch Asset Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +23.06%, +21.81%, +21.71% and +22.66%, respectively.
(Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3 -- 6 of this report to shareholders.)

As was the case in the fiscal year ended August 31, 1996, US equities were the best performing asset class during the 12 months ended August 31, 1997. However, in contrast to fiscal year 1996, foreign equities had a positive impact on portfolio returns during fiscal year 1997. The decision to allocate significant assets to Latin America and to underweight Asian equities including Japan, relative to the unmanaged benchmark, the Morgan Stanley Europe Australia Far East (EAFE) Index, had a favorable impact on portfolio performance. The returns on foreign and US bonds, although positive, were well below those of equities during the fiscal year ended August 31, 1997. At the same time, the decision to hedge the Japanese equity commitments and most of the European bond and stock commitments back to the US dollar during much of the 12-month period enhanced the overall return of the portfolio.

Portfolio Matters
As of August 31, 1997, the asset allocation for Merrill Lynch Asset Growth Fund, Inc. was: foreign equities, 52% of net assets; US equities, 24%; foreign bonds, 10%; US bonds, 11%, and cash reserves of 3%.

During the three months ended August 31, 1997, we became more positive toward US bonds. We increased the weighting from 3% of net assets as of May 31, 1997 to 11% as of August 31, 1997. The duration of the US fixed-income sector was increased from 5 years to 6 years. Our more optimistic stance toward US bonds reflected evidence of a slowdown in the US economy's growth rate and indications that inflationary pressures were exceptionally subdued. At the same time, the rapid shrinkage of the Federal budget deficit reduced the supply of newly issued US Government securities relative to the demand.

To expand the US bond commitment, we primarily used proceeds from sales of foreign bonds. We reduced foreign bond holdings from 15% to 10% of net assets during the August period by eliminating the position in Australian bonds and reducing commitments in Germany, Italy, Spain and Sweden. At the same time, our belief that the total return potential of UK obligations was attractive led us to establish a position in sterling-denominated bonds. As of August 31, 1997, our expectation of further US dollar strength resulted in our hedging our commitments in European stocks and bonds and Japanese and Australian equities back to the US dollar.

The foreign equity allocation did not materially change during the three months ended August 31, 1997. Japan remained the largest single commitment, although the weighting remains below that in the benchmark Morgan Stanley EAFE Index. While we sold the position in Eisai Co. Ltd. in Japan, we established commitments in Amway Japan, Ltd. and Matsushita Electric Works, Ltd. We continue to maintain a meaningful position in Latin America, with a new position being established in Grupo Financera Bancomer S.A. The commitment to Canada was reduced as result of the sale of Canadian Pacific, Ltd. In Europe, changes included the sale of British Steel PLC and the establishment of commitments in Gucci Group N.V., Perstorp AB, and Dixons Group
PLC. We also reduced our already limited representation in Asia by accepting profits in Hong Kong Telecommunications Ltd.

In the US equity sector, the largest concentration of funds remained in the financial services category, which should be a beneficiary of declining US interest rates. We maintained other meaningful positions in technology, healthcare and energy. These areas of emphasis were unchanged over the past three months and reflected our expectation that earnings of selected companies in these sectors should continue to exceed consensus expectations despite a slower rate of growth in the US economy.

In Conclusion
We thank you for your investment in Merrill Lynch Asset Growth Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our upcoming quarterly report to shareholders.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/THOMAS R. ROBINSON
Thomas R. Robinson
Vice President and
Senior Portfolio Manager

October 7, 1997



PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



[GRAPHIC LINE CHART OMITTED: TOTAL RETURN BASED ON A $10,000 INVESTMENT]

Total Return Based on a $10,000 Investment

Class A and Class B Shares

A line graph depicting the growth of an investment in the Fund's Class A and Class B Shares compared to growth of an investment in the MSCI World Index and the Salomon Brothers World Government Index (Weighted).
Beginning and ending values are:

                                                    9/02/94**     8/97

ML Asset Growth Fund, Inc.+ -- Class A Shares*       $9,475     $12,137

ML Asset Growth Fund, Inc.+ -- Class B Shares*      $10,000     $12,223

MSCI World Index++                                  $10,000     $14,905

Salomon Brothers World Govt. Index (wtd)++++        $10,000     $12,228


Class C and Class D Shares

A line graph depicting the growth of an investment in the Fund's Class C and Class D Shares compared to growth of an investment in the MSCI World Index and the Salomon Brothers World Government Index (Weighted).
Beginning and ending values are:

                                                  10/21/94**     8/97

ML Asset Growth Fund, Inc.+ -- Class C Shares*     $10,000     $12,603

ML Asset Growth Fund, Inc.+ -- Class D Shares*      $9,475     $12,218

MSCI World Index++                                 $10,000     $14,890

Salomon Brothers World Govt. Index (wtd)++++       $10,000     $11,948

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**   Commencement of Operations.
+ ML Asset Growth Fund, Inc. invests in a portfolio of US and foreign equity, debt and money market securities.
++ This unmanaged capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, including the United States.
++++ This unmanaged market capitalization-weighed Index is comprised of government bonds from major markets, including the United States. Past performance is not predictive of future performance.



Average Annual
Total Return

                              % Return Without        % Return With
                                Sales Charge          Sales Charge**
Class A Shares*
Year Ended 6/30/97                +21.84%               +15.44%
Inception (9/02/94)
through 6/30/97                   + 9.38                + 7.31

*  Maximum sales charge is 5.25%.
** Assuming maximum sales charge.

                                 % Return              % Return
                               Without CDSC           With CDSC**
Class B Shares*
Year Ended 6/30/97               +20.55%                +16.55%
Inception (9/02/94)
through 6/30/97                  + 8.27                 + 7.65

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

                                 % Return              % Return
                               Without CDSC           With CDSC**
Class C Shares*
Year Ended 6/30/97               +20.57%                +19.57%
Inception (10/21/94)
through 6/30/97                  + 9.28                 + 9.28

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

                            % Return Without         % Return With
                              Sales Charge          Sales Charge**
Class D Shares*
Year Ended 6/30/97               +21.53%                +15.15%
Inception (10/21/94)
through 6/30/97                  +10.17                 + 7.99

*  Maximum sales charge is 5.25%.
** Assuming maximum sales charge.





Recent
Performance
Results*

                                                                                          12 Month         3 Month
                                          8/31/97         5/31/97         8/31/96         % Change         % Change
Class A Shares                            $12.28          $11.90          $10.13           +21.22%           +3.19%
Class B Shares                             12.20           11.85           10.09           +20.91            +2.95
Class C Shares                             12.13           11.79           10.05           +20.70            +2.88
Class D Shares                             12.28           11.91           10.11           +21.46            +3.11
Class A Shares - Total Return                                                              +23.06(1)         +3.19
Class B Shares - Total Return                                                              +21.81(2)         +2.95
Class C Shares - Total Return                                                              +21.71(3)         +2.88
Class D Shares - Total Return                                                              +22.66(4)         +3.11

*   Investment results shown do not reflect sales charges; results would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.163 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.080 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.090 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.106 per share ordinary income dividends.





Performance Summary -- Class A Shares

                                     Net Asset Value              Capital Gains          Dividends
Period Covered                 Beginning         Ending            Distributed             Paid*           % Change**
9/02/94 -- 12/31/94             $10.00            $9.33                --                 $0.038            - 6.31%
1995                              9.33             9.80                --                  0.226            + 7.49
1996                              9.80            10.97                --                  0.163            +13.63
1/1/97 -- 8/31/97                10.97            12.28                --                    --             +11.94
                                                                                    Total $0.427
                                                                 Cumulative total return as of 8/31/97:     +28.09%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.





Performance Summary -- Class B Shares

                                     Net Asset Value              Capital Gains          Dividends
Period Covered                 Beginning         Ending            Distributed             Paid*           % Change**
9/02/94 -- 12/31/94             $10.00            $9.33               --                  $0.009            - 6.61%
1995                              9.33             9.83               --                   0.096            + 6.40
1996                              9.83            10.97               --                   0.080            +12.42
1/1/97 -- 8/31/97                10.97            12.20               --                     --             +11.21
                                                                                    Total $0.185
                                                                    Cumulative total return as of 8/31/97:  +24.23%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class C Shares

                                     Net Asset Value              Capital Gains          Dividends
Period Covered                 Beginning         Ending            Distributed             Paid*           % Change**
10/21/94 -- 12/31/94            $9.85             $9.32               --                  $0.023            - 5.14%
1995                             9.32              9.79               --                   0.120            + 6.34
1996                             9.79             10.92               --                   0.090            +12.48
1/1/97 -- 8/31/97               10.92             12.13               --                     --             +11.08
                                                                                    Total $0.233
                                                                    Cumulative total return as of 8/31/97:  +26.03%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class D Shares

                                     Net Asset Value              Capital Gains          Dividends
Period Covered                 Beginning         Ending            Distributed             Paid*           % Change**
10/21/94 -- 12/31/94            $9.86             $9.33               --                  $0.036            - 5.01%
1995                             9.33              9.80               --                   0.207            + 7.28
1996                             9.80             11.00               --                   0.106            +13.35
1/1/97 -- 8/31/97               11.00             12.28               --                     --             +11.64
                                                                                    Total $0.349
                                                                    Cumulative total return as of 8/31/97:  +28.94%**

*  Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






SCHEDULE OF INVESTMENTS                                                                                     (in US dollars)

                                     Shares                                                          Value      Percent of
COUNTRY        Industries             Held                 Common Stocks             Cost          (Note 1a)    Net Assets

Argentina      Petroleum              4,500   Yacimientos Petroliferos Fiscales
                                              S.A. (ADR) (a)                       $106,570         $146,531         1.3%
                                                                                -----------      -----------      ------
                                              Total Common Stocks in Argentina      106,570          146,531         1.3
                                                                                ===========      ===========      ======

Australia      Diversified            9,000   Broken Hill Proprietary Co., Ltd.     118,416          112,938         1.0
                                                                                -----------      -----------      ------
                                              Total Common Stocks in Australia      118,416          112,938         1.0
                                                                                ===========      ===========      ======

Brazil         Banking                1,700   Uniao de Bancos Brasileiros S.A.
                                              (GDR) (b)                              57,375           59,500         0.5

               Beverages            150,000   Companhia Cervejaria Brahma S.A.
                                              PN (Preferred)                         87,058          100,559         0.9

               Telecommunications       800   Telecomunicacoes Brasileiras S.A.
                                              -Telebras (ADR)(a)                     49,928           94,400         0.8
                                                                                -----------      -----------      ------
                                              Total Common Stocks in Brazil         194,361          254,459         2.2
                                                                                ===========      ===========      ======

Canada         Automobile Parts       1,900   Magna International, Inc.              92,803          125,875         1.1

               Entertainment          2,800  +Imax Corporation                       45,392           66,150         0.6

               Mining                 1,500   Potash Corp. of Saskatchewan, Inc.    110,576          110,906         1.0
                                                                                -----------      -----------      ------
                                              Total Common Stocks in Canada         248,771          302,931         2.7
                                                                                ===========      ===========      ======

Finland        Diversified            3,900  +Amer Group Ltd.                        69,340           75,593         0.7

               Paper & Forest
               Products               5,000   UPM - Kymmene OY                      105,987          118,696         1.0

               Pharmaceuticals        1,800   Orion - yhtymae OY (Class B)           68,840           57,816         0.5

               Transportation         2,600   Finnlines OY                           48,128           74,393         0.7
                                                                                -----------      -----------      ------
                                              Total Common Stocks in Finland        292,295          326,498         2.9
                                                                                ===========      ===========      ======

France         Iron & Steel           6,100   Usinor - Sacilor S.A.                  99,172          106,135         1.0

               Reinsurance            3,100   Scor S.A.                             118,452          127,801         1.1

               Semiconductor
               Capital                1,500  +SGS - Thomson Microelectronics
               Equipment                      N.V. (NY Registered Shares)            70,718          139,313         1.2
                                                                                -----------      -----------      ------
                                              Total Common Stocks in France         288,342          373,249         3.3
                                                                                ===========      ===========      ======

Germany        Chemicals                200   Henkel KGaA                             8,891            9,254         0.1
                                      1,600   Henkel KGaA (Preferred)                68,038           81,059         0.7
                                                                                -----------      -----------      ------
                                                                                     76,929           90,313         0.8

               Electrical Equipment   1,900   Siemens AG                             86,269          116,967         1.0

               Machinery & Equipment    275   Mannesmann AG                          91,316          127,850         1.1
                                                                                -----------      -----------      ------
                                              Total Common Stocks in Germany        254,514          335,130         2.9
                                                                                ===========      ===========      ======

Hong Kong      Banking                3,200   HSBC Holdings PLC                      51,510           97,458         0.9
                                                                                -----------      -----------      ------
                                              Total Common Stocks in Hong Kong       51,510           97,458         0.9
                                                                                ===========      ===========      ======

Indonesia      Telecommunications     4,290   P.T. Indonesian Satellite Corp.
                                              (ADR)(a)                              144,283           93,039         0.8
                                                                                -----------      -----------      ------
                                              Total Common Stocks in Indonesia      144,283           93,039         0.8
                                                                                ===========      ===========      ======

Italy          Apparel                1,800   Gucci Group N.V. (NY Registered
                                              Shares)                               130,623          109,575         0.9

               Machinery             23,000   Danieli & C. Officine Meccaniche
                                              S.p.A.                                 67,768           81,723         0.7

               Publishing             7,000   Mondadori (Arnoldo) Editore S.p.A.     59,094           41,522         0.4
                                                                                -----------      -----------      ------
                                              Total Common Stocks in Italy          257,485          232,820         2.0
                                                                                ===========      ===========      ======

Japan          Automobile Parts       1,000   Autobacs Seven Co., Ltd.               58,806           63,619         0.6

               Building &
               Construction          10,000   Maeda Corp.                           102,085           43,717         0.4
                                      5,000   Matsushita Electric Works, Ltd.        56,912           54,126         0.4
                                     12,000   Okumura Corp.                          96,740           67,449         0.6
                                                                                -----------      -----------      ------
                                                                                    255,737          165,292         1.4

               Capital Goods         18,000   Mitsubishi Heavy Industries, Ltd.     132,433          119,760         1.0

               Consumer --
               Electronics            6,000   Matsushita Electric Industrial
                                              Co., Ltd.                              97,202          110,917         1.0

               Electrical Equipment  22,000   Mitsubishi Electric Co.               138,107          101,307         0.9

               Electronics            1,000   Rohm Co., Ltd.                         42,944          104,089         0.9
                                      1,000   Sony Corporation                       72,316           87,434         0.8
                                        400   Sony Corporation (ADR)(a)              29,432           35,250         0.3
                                                                                -----------      -----------      ------
                                                                                    144,692          226,773         2.0
               Insurance             10,000   Tokio Marine & Fire Insurance Co.,
                                              Ltd.                                  107,184          114,914         1.0

               Merchandising          2,000   Amway Japan, Ltd.                      69,732           52,960         0.5

               Photography            4,000   Canon, Inc.                            75,063          110,917         1.0

               Textiles              16,000   Toray Industries, Inc.                 98,636          106,587         0.9

               Tires & Rubber         5,000   Bridgestone Corporation                86,184          111,167         1.0

               Warehouse & Storage    9,000   Mitsui - Soko Co., Ltd.                73,996           40,919         0.4
                                                                                -----------      -----------      ------
                                              Total Common Stocks in Japan        1,337,772        1,325,132        11.7
                                                                                ===========      ===========      ======

Mexico         Beverages              3,600   Panamerican Beverages, Inc.
                                              (Class A)                              85,294          108,225         1.0

               Financial Services     4,300  +Grupo Financiera Bancomer S.A.
                                              (Class B) (ADR)(a)                     61,970           54,825         0.5

               Multi-Industry        10,200   Grupo Carso, S.A. de C.V. (ADR)(a)    145,170          138,975         1.2

               Telecommunications     2,300   Telefonos de Mexico, S.A. de C.V.
                                              (ADR)(a)                               90,994          105,513         0.9
                                                                                -----------      -----------      ------
                                              Total Common Stocks in Mexico         383,428          407,538         3.6
                                                                                ===========      ===========      ======

Netherlands    Banking                4,400   ABN AMRO Holding N.V.                  61,651           86,709         0.8
                                                                                -----------      -----------      ------
                                              Total Common Stocks in the
                                              Netherlands                            61,651           86,709         0.8
                                                                                ===========      ===========      ======

Norway         Cruise Lines          10,000   Color Line ASA                         37,601           45,001         0.4
                                                                                -----------      -----------      ------
                                              Total Common Stocks in Norway          37,601           45,001         0.4
                                                                                ===========      ===========      ======

Philippines    Beverages             40,920   San Miguel Corp. (Class B)            122,824           67,973         0.6
                                                                                -----------      -----------      ------
                                              Total Common Stocks in the
                                              Philippines                           122,824           67,973         0.6
                                                                                ===========      ===========      ======

South Africa   Diversified           10,000   Sasol Ltd.                            116,199          133,262         1.2

               Mining                 4,200   De Beers Consolidated Mines Ltd.
                                              (ADR)(a)                              142,103          134,138         1.2
                                                                                -----------      -----------      ------
                                              Total Common Stocks in South
                                              Africa                                258,302          267,400         2.4
                                                                                ===========      ===========      ======

South Korea    Engineering &
               Construction           3,553   Hyundai Engineering & Construction
                                              Co., Ltd. (GDR)(b)(c)                  45,605           13,324         0.1
                                                                                -----------      -----------      ------
                                              Total Common Stocks in South Korea     45,605           13,324         0.1
                                                                                ===========      ===========      ======

Spain          Petroleum              2,900   Repsol, S.A. (ADR)(a)                 100,275          114,188         1.0
                                                                                -----------      -----------      ------
                                              Total Common Stocks in Spain          100,275          114,188         1.0
                                                                                ===========      ===========      ======

Sweden         Banking                3,200   Sparbanken Sverige AB (Class A)        40,252           69,757         0.6

               Chemicals              3,000   Perstorp AB (Class B)                  56,249           53,924         0.5

               Investment Management  4,500   Bure Investment AB                     37,938           54,497         0.5

               Real Estate Investment
               Trusts                 2,600  +Castellum AB                           17,442           21,213         0.2
                                                                                -----------      -----------      ------
                                              Total Common Stocks in Sweden         151,881          199,391         1.8
                                                                                ===========      ===========      ======

Switzerland    Electrical Equipment      85   ABB AG                                 87,949          125,610         1.1

               Pharmaceuticals        1,100   Novartis AG (ADR)(a)                   47,575           78,650         0.7
                                         13   Roche Holding AG                      108,704          109,939         1.0
                                                                                -----------      -----------      ------
                                                                                    156,279          188,589         1.7
                                                                                -----------      -----------      ------
                                              Total Common Stocks in Switzerland    244,228          314,199         2.8
                                                                                ===========      ===========      ======

United Kingdom Automobile Parts      40,100   LucasVarity PLC                       131,353          127,223         1.1

               Beverages              9,500   Grand Metropolitan PLC                 64,774           87,292         0.8

               Chemicals              8,100   Imperial Chemical Industries PLC
                                              (Ordinary)                            100,372          131,119         1.2

               Merchandising          9,300   Boots Company PLC                      95,557          120,149         1.1

               Mining                 7,500   Rio Tinto PLC                         114,244          118,430         1.0

               Office Equipment         640   Danka Business Systems PLC (ADR)
                                              (a)                                    31,542           29,840         0.3

               Retail Stores          5,900   Dixons Group PLC                       62,128           62,204         0.5

               Telecommunications    21,000   Vodafone Group PLC                     73,076          105,252         0.9
                                                                                -----------      -----------      ------
                                              Total Common Stocks in the United
                                              Kingdom                               673,046          781,509         6.9
                                                                                ===========      ===========      ======

United States  Aerospace & Defense      550   AlliedSignal, Inc.                     41,038           45,409         0.4
                                      1,000   GenCorp, Inc.                          29,255           26,750         0.2
                                        600   United Technologies Corp.              26,530           46,838         0.4
                                                                                -----------      -----------      ------
                                                                                     96,823          118,997         1.0

               Airlines               1,200  +US Airways Group Inc.                  44,104           40,950         0.4

               Appliances             1,400   Sunbeam Corp.                          53,084           61,600         0.5

               Automobile Parts         850   Federal - Mogul Corp.                  31,127           30,388         0.3

               Automobile Rental &
               Leasing                1,000   Hertz Corp. (Class A)                  29,921           34,563         0.3

               Banking                1,282   Banc One Corp.                         56,014           68,747         0.6
                                      1,400   Bank of New York Company, Inc.
                                              (The)                                  29,967           62,475         0.6
                                        600   BankAmerica Corp.                      30,788           39,488         0.3
                                                                                -----------      -----------      ------
                                                                                    116,769          170,710         1.5

               Broadcasting -- Cable    500  +Tele-Communications, Inc.
                                              (Class A)                               7,189            8,719         0.1

               Chemicals              1,000   du Pont (E.I.) de Nemours & Co.        54,569           62,313         0.5

               Computer Services &
               Software               1,000   Computer Associates International,
                                              Inc.                                   41,029           66,875         0.6
                                        500   International Business Machines
                                              Corp.                                  27,474           50,438         0.4
                                        200  +Microsoft Corp.                        24,211           26,437         0.2
                                      1,068  +Oracle Corp.                           23,818           40,651         0.4
                                                                                -----------      -----------      ------
                                                                                    116,532          184,401         1.6

               Computers              1,150  +COMPAQ Computer Corp.                  34,217           75,325         0.7
                                      1,100  +Quantum Corp.                          31,289           38,500         0.3
                                                                                -----------      -----------      ------
                                                                                     65,506          113,825         1.0

               Consumer Products      1,000   Black & Decker Corporation             33,358           38,312         0.3

               Containers             1,600  +Owens-Illinois, Inc.                   46,170           55,700         0.5

               Cosmetics &
               Toiletries               875   Avon Products, Inc.                    60,732           56,055         0.5

               Dental Supplies &
               Equipment                600   DENTSPLY International Inc.            30,168           33,675         0.3

               Electronics              720   Intel Corp.                            48,921           66,195         0.6

               Financial Services       800   American Express Company               38,967           62,200         0.6
                                      1,370   MGIC Investment Corp.                  52,998           68,928         0.6
                                                                                -----------      -----------      ------
                                                                                     91,965          131,128         1.2

               Health Care -- Managed
               Care                     900  +Oxford Health Plans, Inc.              56,624           65,756         0.6

               Insurance                400   Allstate Corp.                         16,373           29,225         0.2
                                        400   Hartford Life, Inc. (Class A)          12,983           14,925         0.1
                                        500   Nationwide Financial Services,
                                              Inc.                                   11,750           13,875         0.1
                                        100   Provident Companies, Inc.               6,407            6,512         0.1
                                      1,000   Travelers Group, Inc.                  53,925           63,500         0.6
                                        450   Travelers Property Casualty Corp.
                                              (Class A)                              17,942           18,112         0.2
                                      1,000   UNUM Corporation                       31,736           41,250         0.4
                                                                                -----------      -----------      ------
                                                                                    151,116          187,399         1.7

               Leisure/Tourism        2,100   Brunswick Corporation                  52,568           64,050         0.6
                                        514   TCI Pacific Communications
                                              (Convertible Preferred)                45,616           56,925         0.5
                                                                                -----------      -----------      ------
                                                                                     98,184          120,975         1.1

               Machinery              1,200   American Standard Companies, Inc.      39,338           56,400         0.5
                                      1,150   Ingersoll-Rand Company                 51,790           69,144         0.6
                                        300   SPX Corp.                              16,368           17,437         0.2
                                                                                -----------      -----------      ------
                                                                                    107,496          142,981         1.3

               Medical Services         880  +HEALTHSOUTH Corp.                      23,874           21,945         0.2
                                        100  +Horizon/CMS Healthcare Corp.            2,158            2,056         0.0
                                                                                -----------      -----------      ------
                                                                                     26,032           24,001         0.2

               Natural Gas            1,100   El Paso Natural Gas Co.                56,692           61,875         0.5
                                      1,400   Enron Corp.                            54,689           53,987         0.5
                                                                                -----------      -----------      ------
                                                                                    111,381          115,862         1.0

               Oil Services           1,500   Dresser Industries, Inc.               29,046           62,625         0.5
                                        400   Schlumberger Ltd.                      12,862           30,475         0.3
                                        650  +Smith International, Inc.              29,748           47,287         0.4
                                                                                -----------      -----------      ------
                                                                                     71,656          140,387         1.2

               Petroleum                400   Pennzoil Company                       16,054           30,875         0.3
                                      1,000   Unocal Corp.                           33,402           39,062         0.3
                                                                                -----------      -----------      ------
                                                                                     49,456           69,937         0.6

               Pharmaceuticals          900   American Home Products Corporation     52,940           64,800         0.6
                                        600   Merck & Co., Inc.                      20,511           55,087         0.5
                                                                                -----------      -----------      ------
                                                                                     73,451          119,887         1.1

               Railroads                500   Burlington Northern Santa Fe           41,528           45,844         0.4

               Real Estate
               Investment             1,400   Prentiss Properties Trust              28,797           38,675         0.4
               Trusts                   800   Starwood Lodging Trust                 36,000           36,950         0.3
                                                                                -----------      -----------      ------
                                                                                     64,797           75,625         0.7

               Retail Stores          1,255   Rite Aid Corporation                   42,351           62,828         0.6
                                        300  +Safeway, Inc.                          15,883           15,281         0.1
                                      1,100   Sears, Roebuck & Co.                   44,048           62,425         0.5
                                                                                -----------      -----------      ------
                                                                                    102,282          140,534         1.2

               Software -- Computer   1,100  +BMC Software, Inc.                     41,343           68,750         0.6

               Telecommunications     1,000  +Airtouch Communications, Inc.          27,955           33,812         0.3
                                      1,600  +WorldCom, Inc.                         39,831           47,900         0.4
                                                                                -----------      -----------      ------
                                                                                     67,786           81,712         0.7

               Tobacco                  850   Philip Morris Companies, Inc.          28,323           37,081         0.3

               Travel & Lodging       1,400   Carnival Corporation (Class A)         40,147           61,337         0.5

               Utilities -- Electric  2,300   Edison International                   43,145           55,487         0.5
                                                                                -----------      -----------      ------
                                              Total Common Stocks in the United
                                              States                              2,101,685        2,761,086        24.3
                                                                                ===========      ===========      ======

                                              Total Investments in Common Stocks  7,474,845        8,658,503        76.4
                                                                                ===========      ===========      ======


                                       Face
                                      Amount  Fixed-Income Securities
Canada         Foreign Government
               Obligations      C$  100,000   Canadian Government Bonds, 7% due
                                              12/01/2006                             75,972           77,219         0.7
                                                                                -----------      -----------      ------
                                              Total Fixed-Income Securities in
                                              Canada                                 75,972           77,219         0.7
                                                                                ===========      ===========      ======

Denmark        Foreign Government
               Obligations   Dkr  1,000,000   Danish Government Bonds, 7% due
                                              11/15/2007                            159,760          153,496         1.4
                                                                                -----------      -----------      ------
                                              Total Fixed-Income Securities in
                                              Denmark                               159,760          153,496         1.4
                                                                                ===========      ===========      ======

Germany        Foreign Government             Bundesrepublik Deutschland:
               Obligations      DM  120,000   7.125% due 12/20/2002                  83,338           73,160         0.6
                                    225,000   6.50% due 10/14/2005                  142,066          132,733         1.2
                                     75,000   Treuhandanstalt, 6.875% due
                                              6/11/2003                              49,876           45,304         0.4
                                                                                -----------      -----------      ------
                                              Total Fixed-Income Securities in
                                              Germany                               275,280          251,197         2.2
                                                                                ===========      ===========      ======

Italy          Foreign Government
               Obligations Lit  240,000,000   Buoni Poliennali del Tesoro,
                                              8.50% due 1/01/2004                   147,590          149,737         1.3
                                                                                -----------      -----------      ------
                                              Total Fixed-Income Securities in
                                              Italy                                 147,590          149,737         1.3
                                                                                ===========      ===========      ======

Spain          Foreign Government
               Obligations  Pta  20,000,000   Spanish Government Bonds, 7.90%
                                              due 2/28/2002                         162,076          143,389         1.3
                                                                                -----------      -----------      ------
                                              Total Fixed-Income Securities in
                                              Spain                                 162,076          143,389         1.3
                                                                                ===========      ===========      ======

Sweden         Foreign Government             Government of Sweden:
               Obligations     Skr  600,000   10.25% due 5/05/2000                  101,118           85,490         0.8
                                    600,000   8% due 8/15/2007                       84,621           84,172         0.7
                                                                                -----------      -----------      ------
                                              Total Fixed-Income Securities in
                                              Sweden                                185,739          169,662         1.5
                                                                                ===========      ===========      ======

United Kingdom Foreign Government
               Obligations     [#]  135,000   UK Treasury Gilt, 7.25% due
                                              12/07/2007                            223,453          221,379         1.9
                                                                                -----------      -----------      ------
                                              Total Fixed-Income Securities in
                                              the United Kingdom                    223,453          221,379         1.9
                                                                                ===========      ===========      ======

United States  US Government
               Obligations     US$  395,000   US Treasury Bonds, 6.625% due
                                              2/15/2027                             387,757          393,949         3.5
                                              US Treasury Notes:
                                    500,000   6% due 8/15/1999                      501,367          500,080         4.4
                                    110,000   6.50% due 5/31/2002                   110,739          111,118         1.0
                                    175,000   6.25% due 2/15/2007                   176,395          173,222         1.5
                                     95,000   6.625% due 5/15/2007                   96,174           96,633         0.8
                                                                                -----------      -----------      ------
                                              Total Fixed-Income Securities in
                                              the United States                   1,272,432        1,275,002        11.2
                                                                                ===========      ===========      ======
                                              Total Investments in Fixed-Income
                                              Securities                          2,502,302        2,441,081        21.5
                                                                                ===========      ===========      ======


                                                        Short-Term Securities

United States  Commercial Paper*    389,000   General Motors Acceptance Corp.,
                                              5.69% due 9/02/1997                   388,816          388,816         3.4
                                                                                -----------      -----------      ------
                                              Total Investments in Short-Term
                                              Securities                            388,816          388,816         3.4
                                                                                ===========      ===========      ======
               Total Investments                                                $10,365,963       11,488,400       101.3
                                                                                ===========

               Unrealized Depreciation on Forward Foreign Exchange Contracts**                       (66,629)       (0.6)

               Liabilities in Excess of Other Assets                                                 (79,352)       (0.7)
                                                                                                 -----------      ------
               Net Assets                                                                        $11,342,419       100.0%
                                                                                                 ===========      ======

(a) American Depositary Receipts (ADR).
(b) Global Depositary Receipts (GDR).
(c) The security may be offered and sold to "qualified institutional buyers"
    under Rule 144A of the Securities Act of 1933.
+   Non-income producing security.
*   Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

**  Forward foreign exchange contracts as of August 31, 1997 were as follows:

                                                          Unrealized
                                                         Appreciation
                                   Expiration           (Depreciation)
Foreign Currency Sold                  Date                (Note 1b)

A           $165,000             September 1997             $1,320
Chf          525,000             September 1997             (7,090)
DM         1,175,000             September 1997            (25,430)
Dkr        1,070,000             September 1997             (1,016)
Fim        1,875,000             September 1997             (6,222)
Frf        2,250,000             September 1997            (15,563)
[#]          530,000             September 1997            (24,066)
Lit      700,000,000             September 1997             (1,856)
Pta       39,500,000             September 1997             (8,466)
Skr        2,900,000             September 1997             (1,478)
(yen)    160,000,000             September 1997             23,238

Total Unrealized Depreciation on Forward Foreign
Exchange Contracts -- Net (US$ Commitment -- $5,159,188)  $(66,629)
                                                          ========


See Notes to Financial Statements.






STATEMENT OF ASSETS AND LIABILITIES
                      As of August 31, 1997

Assets:               Investments, at value (identified cost -- $10,365,963) (Note 1a)                             $11,488,400
                      Receivables:
                      Interest                                                                     $40,207
                      Dividends                                                                     15,679
                      Capital shares sold                                                            6,693              62,579
                                                                                              ------------
                      Deferred organization expenses (Note 1f)                                                          44,460
                      Prepaid registration fees and other assets (Note 1f)                                              26,146
                                                                                                                  ------------
                      Total assets                                                                                  11,621,585
                                                                                                                  ------------

Liabilities:          Unrealized depreciation on forward foreign exchange contracts (Note 1b)                           66,629
                      Payables:
                      Securities purchased                                                          91,575
                      Capital shares redeemed                                                       35,792
                      Distributor (Note 2)                                                           7,552             134,919
                                                                                              ------------
                      Accrued expenses and other liabilities                                                            77,618
                                                                                                                  ------------
                      Total liabilities                                                                                279,166
                                                                                                                  ------------

Net Assets:           Net assets                                                                                   $11,342,419
                                                                                                                  ============

Net Assets            Class A Shares of Common Stock, $0.10 par value, 100,000,000 shares
Consist of:           authorized                                                                                       $14,690
                      Class B Shares of Common Stock, $0.10 par value, 100,000,000 shares
                      authorized                                                                                        68,901
                      Class C Shares of Common Stock, $0.10 par value, 100,000,000 shares
                      authorized                                                                                         4,715
                      Class D Shares of Common Stock, $0.10 par value, 100,000,000 shares
                      authorized                                                                                         4,592
                      Paid-in capital in excess of par                                                               8,954,740
                      Undistributed investment income -- net                                                           260,927
                      Undistributed realized capital gains on investments and foreign currency
                      transactions -- net                                                                              979,569
                      Unrealized appreciation on investments and foreign currency transactions
                      -- net                                                                                         1,054,285
                                                                                                                  ------------
                      Net assets                                                                                   $11,342,419
                                                                                                                  ============

Net Asset Value:      Class A -- Based on net assets of $1,803,323 and 146,895 shares
                      outstanding                                                                                       $12.28
                                                                                                                  ============
                      Class B -- Based on net assets of $8,403,038 and 689,006 shares
                      outstanding                                                                                       $12.20
                                                                                                                  ============
                      Class C -- Based on net assets of $571,945 and 47,148 shares
                      outstanding                                                                                       $12.13
                                                                                                                  ============
                      Class D -- Based on net assets of $564,113 and 45,922 shares
                      outstanding                                                                                       $12.28
                                                                                                                  ============

                      See Notes to Financial Statements.






STATEMENT OF OPERATIONS
                      For the Year Ended August 31, 1997

Investment            Dividends (net of $14,418 foreign witholding tax)                                             $187,352
Income                Interest and discount earned (net of $277 foreign witholding tax)                              133,552
(Notes 1d & 1e):                                                                                                  ----------
                      Total income                                                                                   320,904
                                                                                                                  ----------

Expenses:             Investment advisory fees (Note 2)                                             $83,088
                      Account maintenance and distribution fees -- Class B (Note 2)                  82,939
                      Registration fees (Note 1f)                                                    64,463
                      Professional fees                                                              63,666
                      Printing and shareholder reports                                               43,399
                      Accounting services (Note 2)                                                   37,254
                      Transfer agent fees -- Class B (Note 2)                                        24,357
                      Custodian fees                                                                 23,167
                      Amortization of organization expenses (Note 1f)                                22,230
                      Directors' fees and expenses                                                   12,680
                      Pricing fees                                                                    7,540
                      Account maintenance and distribution fees -- Class C (Note 2)                   5,491
                      Transfer agent fees -- Class A (Note 2)                                         4,070
                      Transfer agent fees -- Class D (Note 2)                                         1,828
                      Transfer agent fees -- Class C (Note 2)                                         1,727
                      Account maintenance fees -- Class D (Note 2)                                    1,709
                      Other                                                                          16,287
                                                                                                 ----------
                      Total expenses before reimbursement                                           495,895
                      Reimbursement of expenses (Note 2)                                            (92,035)
                                                                                                 ----------
                      Total expenses after reimbursement                                                             403,860
                                                                                                                  ----------
                      Investment loss -- net                                                                         (82,956)
                                                                                                                  ----------

Realized &            Realized gain from:
Unrealized            Investments -- net                                                          1,370,449
Gain (Loss) on        Foreign currency transactions -- net                                          346,184        1,716,633
Investments &                                                                                    ----------
Foreign Currency      Change in unrealized appreciation/depreciation on:
Transactions -- Net   Investments -- net                                                            630,794
(Notes 1b, 1c,        Foreign currency transactions -- net                                          (68,424)         562,370
1e & 3):                                                                                         ----------       ----------
                      Net realized and unrealized gain on investments and foreign currency
                      transactions                                                                                 2,279,003
                                                                                                                  ----------
                      Net Increase in Net Assets Resulting from Operations                                        $2,196,047
                                                                                                                  ==========

                      See Notes to Financial Statements.





STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      For the Year Ended
                                                                                                          August 31,
                Increase (Decrease) in Net Assets:                                                 1997                1996

Operations:     Investment income (loss) -- net                                                 $(82,956)            $45,807
                Realized gain on investments and foreign currency transactions -- net          1,716,633               3,841
                Change in unrealized appreciation on investments and foreign currency
                transactions -- net                                                              562,370             475,895
                                                                                             -----------         -----------
                Net increase in net assets resulting from operations                           2,196,047             525,543
                                                                                             -----------        -----------

Dividends to    Investment income -- net:
Shareholders    Class A                                                                           (1,155)            (24,902)
(Note 1g):      Class B                                                                           (3,263)            (67,838)
                Class C                                                                             (248)             (5,670)
                Class D                                                                             (286)            (24,710)
                In excess of investment income -- net:
                Class A                                                                          (19,884)            (10,554)
                Class B                                                                          (56,180)            (28,754)
                Class C                                                                           (4,268)             (2,403)
                Class D                                                                           (4,925)            (10,474)
                                                                                             -----------         -----------
                Net decrease in net assets resulting from dividends to shareholders              (90,209)           (175,305)
                                                                                             -----------         -----------

Capital Share   Net decrease in net assets derived from capital share transactions            (2,007,510)         (5,049,797)
Transactions                                                                                 -----------         -----------
(Note 4):

Net Assets:     Total increase (decrease) in net assets                                           98,328          (4,699,559)
                Beginning of year                                                             11,244,091          15,943,650
                                                                                             -----------         -----------
                End of year*                                                                 $11,342,419         $11,244,091
                                                                                             ===========         ===========

              * Undistributed investment income -- net (Note 1h)                                $260,927             $87,908
                                                                                             ===========         ===========

               See Notes to Financial Statements.






Financial Highlights


                                                                         Class A                             Class B
                                                                                  For the                             For the
                                                                   For the        Period             For the          Period
                                                                    Year          Sept. 2,             Year           Sept. 2,
The following per share data and ratios have been derived           Ended        1994+ to             Ended          1994+ to
from information provided in the financial statements.             Aug. 31,       Aug. 31,           Aug. 31,         Aug. 31,
                                                            1997++++      1996     1995       1997++++      1996        1995
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of period   $10.13      $9.90     $10.00       $10.09         $9.83     $10.00
Operating                                                ---------  ---------  ---------    ---------     ---------  ---------
Performance:
                     Investment income (loss) -- net           .01        .12        .16         (.11)          .01        .05
                     Realized and unrealized gain (loss)
                     on investments and foreign currency
                     transactions -- net                      2.30        .34       (.22)        2.30           .35       (.21)
                                                         ---------  ---------  ---------    ---------     ---------  ---------
                     Total from investment operations         2.31        .46       (.06)        2.19           .36       (.16)
                                                         ---------  ---------  ---------    ---------     ---------  ---------
                     Less dividends:
                     Investment income -- net                 (.01)      (.16)      (.04)          --+++++     (.07)      (.01)
                     In excess of investment income --
                     net                                      (.15)      (.07)        --         (.08)         (.03)        --
                                                         ---------  ---------  ---------    ---------     ---------  ---------
                     Total dividends                          (.16)      (.23)      (.04)        (.08)         (.10)      (.01)
                                                         ---------  ---------  ---------    ---------     ---------  ---------
                     Net asset value, end of period         $12.28     $10.13      $9.90       $12.20        $10.09      $9.83
                                                         =========  =========  =========    =========     =========  =========

Total Investment     Based on net asset value per share      23.06%      4.71%      (.59%)++    21.81%         3.65%     (1.60%)++
Return:**                                                =========  =========  =========    =========     =========  =========

Ratios to            Expenses, net of reimbursement           2.79%      2.47%      2.47%*       3.84%         3.50%      3.50%*
Average Net                                              =========  =========  =========    =========     =========  =========
Assets:              Expenses                                 3.61%      3.75%      3.31%*       4.67%         4.78%      4.37%*
                                                         =========  =========  =========    =========     =========  =========
                     Investment income (loss) -- net           .13%      1.16%      1.46%*       (.94%)         .13%       .43%*
                                                         =========  =========  =========    =========     =========  =========

Supplemental         Net assets, end of period (in
Data:                thousands)                             $1,803     $1,352     $1,677       $8,403        $8,141    $11,835
                                                         =========  =========  =========    =========     =========  =========
                     Portfolio turnover                     128.28%    120.43%     42.50%      128.28%       120.43%     42.50%
                                                         =========  =========  =========    =========     =========  =========
                     Average commission rate paid+++        $.0215     $.0184         --       $.0215        $.0184         --
                                                         =========  =========  =========    =========     =========  =========


                                                                         Class C                              Class D
                                                                                  For the                              For the
                                                                   For the        Period              For the          Period
                                                                    Year          Oct. 21,              Year           Oct. 21,
The following per share data and ratios have been derived           Ended        1994+ to              Ended          1994+ to
from information provided in the financial statements.             Aug. 31,       Aug. 31,            Aug. 31,         Aug. 31,
                                                            1997++++       1996     1995       1997++++      1996        1995
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of period   $10.05         $9.82      $9.85       $10.11        $9.88      $9.86
Operating                                                ---------     ---------  ---------    ---------    ---------  ---------
Performance:         Investment income (loss) -- net          (.11)         (.04)       .04         (.02)         .08        .10
                     Realized and unrealized gain (loss)
                     on investments and foreign currency
                     transactions -- net                      2.28           .39       (.05)        2.30          .36       (.04)
                                                         ---------     ---------  ---------    ---------    ---------  ---------
                     Total from investment operations         2.17           .35       (.01)        2.28          .44        .06
                                                         ---------     ---------  ---------    ---------    ---------  ---------

                     Less dividends:
                     Investment income -- net                   --+++++     (.08)      (.02)        (.01)        (.15)      (.04)
                     In excess of investment income --
                     net                                      (.09)         (.04)        --         (.10)        (.06)        --
                                                         ---------     ---------  ---------    ---------    ---------  ---------
                     Total dividends                          (.09)         (.12)      (.02)        (.11)        (.21)      (.04)
                                                         ---------     ---------  ---------    ---------    ---------  ---------
                     Net asset value, end of period         $12.13        $10.05      $9.82       $12.28       $10.11      $9.88
                                                         =========     =========  =========    =========    =========  =========

Total Investment     Based on net asset value per share      21.71%         3.61%      (.05%)++    22.66%        4.51%       .59%++
Return:**                                                =========     =========  =========    =========    =========  =========

Ratios to            Expenses, net of reimbursement           3.86%         3.52%      3.51%*       3.05%        2.72%      2.75%*
Average Net                                              =========     =========  =========    =========    =========  =========
Assets:              Expenses                                 4.68%         4.81%      4.58%*       3.92%        4.00%      4.32%*
                                                         =========     =========  =========    =========    =========  =========
                     Investment income (loss) -- net          (.94%)         .09%       .51%*       (.21%)        .93%      1.43%*
                                                         =========     =========  =========    =========    =========  =========
Supplemental         Net assets, end of period (in
Data:                thousands)                               $572          $438       $735         $564       $1,313     $1,697
                                                         =========     =========  =========    =========    =========  =========
                     Portfolio turnover                     128.28%       120.43%     42.50%      128.28%      120.43%     42.50%
                                                         =========     =========  =========    =========    =========  =========
                     Average commission rate paid+++        $.0215        $.0184         --       $.0215       $.0184         --
                                                         =========     =========  =========    =========    =========  =========
                 *   Annualized.
                 **  Total investment returns exclude the effects of sales loads.
                 +   Commencement of Operations.
                 ++  Aggregate total investment return.
                 +++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid"
                     includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                ++++ Based on average shares outstanding during the year.
               +++++ Amount is less than $.01 per share.

                     See Notes to Financial Statements.




                Merrill Lynch Asset Growth Fund, Inc., August 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Asset Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

[bullet] Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

[bullet] Options -- The Fund is authorized to write covered call and put options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Dividends in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

(h) Reclassification -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting for foreign currency transactions. Accordingly, current year's permanent book/tax differences of $346,184 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets. For the year ended August 31, 1997, MLAM earned fees of $83,088, all of which was voluntarily waived. MLAM also reimbursed the Fund for additional expenses of $8,947.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                Account                 Distribution
            Maintenance Fee                 Fee

Class B          0.25%                     0.75%
Class C          0.25%                     0.75%
Class D          0.25%                       --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                     MLFD                    MLPF&S

Class A               $12                     $130
Class D              $194                   $2,485

For the year ended August 31, 1997, MLPF&S received contingent deferred sales charges of $35,456 and $77 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $3,252 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 1997.

During the year ended August 31, 1997, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $120 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, MLFDS, MLFD, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1997 were $13,652,229 and $15,573,229, respectively.

Net realized and unrealized gains (losses) as of August 31, 1997 were as follows:

                                       Realized         Unrealized
                                    Gains (Losses)    Gains (Losses)

Long-term investments                $1,370,449        $1,122,437
Forward foreign exchange contracts      432,929           (66,629)
Foreign currency transactions           (86,745)           (1,523)
                                    -----------       -----------
Total                                $1,716,633        $1,054,285
                                    ===========       ===========

As of August 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $1,109,191 of which $1,609,746, related to appreciated securities and $500,555 related to depreciated securities. At August 31, 1997, the aggregate cost of investments for Federal income tax purposes was $10,379,209.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions were $2,007,510 and $5,049,797 for the years ended August 31, 1997 and August 31, 1996, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Year                                Dollar
Ended August 31, 1997                    Shares            Amount

Shares sold                              64,930           $766,134
Shares issued to shareholders
in reinvestment of dividends              1,699             18,333
                                    -----------        -----------
Total issued                             66,629            784,467
Shares redeemed                         (53,161)          (620,321)
                                    -----------        -----------
Net increase                             13,468           $164,146
                                    ===========        ===========

Class A Shares for the Year                                Dollar
Ended August 31, 1996                    Shares            Amount

Shares sold                              36,673           $368,782
Shares issued to shareholders
in reinvestment of dividends              2,989             28,966
                                    -----------        -----------
Total issued                             39,662            397,748
Shares redeemed                         (75,614)          (757,231)
                                    -----------        -----------
Net decrease                            (35,952)         $(359,483)
                                    ===========        ===========

Class B Shares for the Year                                Dollar
Ended August 31, 1997                    Shares            Amount

Shares sold                             134,761         $1,545,773
Shares issued to shareholders
in reinvestment of dividends              4,415             47,640
                                    -----------        -----------
Total issued                            139,176          1,593,413
Automatic conversion of shares           (1,041)           (12,375)
Shares redeemed                        (255,962)        (2,880,538)
                                    -----------        -----------
Net decrease                           (117,827)       $(1,299,500)
                                    ===========        ===========

Class B Shares for the Year                                Dollar
Ended August 31, 1996                    Shares            Amount

Shares sold                             107,795         $1,080,559
Shares issued to shareholders
in reinvestment of dividends              7,835             76,236
                                    -----------        -----------
Total issued                            115,630          1,156,795
Automatic conversion of shares           (2,219)           (22,220)
Shares redeemed                        (510,410)        (5,087,031)
                                    -----------        -----------
Net decrease                           (396,999)       $(3,952,456)
                                    ===========        ===========

Class C Shares for the Year                                Dollar
Ended August 31, 1997                    Shares            Amount

Shares sold                              26,773           $292,552
Shares issued to shareholders
in reinvestment of dividends                391              4,201
                                    -----------        -----------
Total issued                             27,164            296,753
Shares redeemed                         (23,609)          (265,841)
                                    -----------        -----------
Net increase                              3,555            $30,912
                                    ===========        ===========

Class C Shares for the Year                                Dollar
Ended August 31, 1996                    Shares            Amount

Shares sold                               8,016            $79,485
Shares issued to shareholders
in reinvestment of dividends                642              6,222
                                    -----------        -----------
Total issued                              8,658             85,707
Shares redeemed                         (39,859)          (397,832)
                                    -----------        -----------
Net decrease                            (31,201)         $(312,125)
                                    ===========        ===========

Class D Shares for the Year                                Dollar
Ended August 31, 1997                    Shares            Amount

Shares sold                              24,261           $273,733
Automatic conversion of shares            1,037             12,375
Shares issued to shareholders
in reinvestment of dividends                437              4,728
                                    -----------        -----------
Total issued                             25,735            290,836
Shares redeemed                        (109,712)        (1,193,904)
                                    -----------        -----------
Net decrease                            (83,977)         $(903,068)
                                    ===========        ===========

Class D Shares for the Year                                Dollar
Ended August 31, 1996                    Shares            Amount

Shares sold                              44,926           $449,969
Automatic conversion of shares            2,211             22,220
Shares issued to shareholders
in reinvestment of dividends              3,537             34,271
                                    -----------        -----------
Total issued                             50,674            506,460
Shares redeemed                         (92,454)          (932,193)
                                    -----------        -----------
Net decrease                            (41,780)         $(425,733)
                                    ===========        ===========

5. Commitments:
At August 31, 1997, the Fund had foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it had agreed to purchase various foreign currencies with approximate values of $35,000.



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Asset Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Asset Growth Fund, Inc. as of August 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period September 2, 1994 (commencement of operations) to August 31, 1995. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Asset Growth Fund, Inc. as of August 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 7, 1997





IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share dividends paid by the Merrill Lynch Asset Growth Fund, Inc. during its taxable year ended August 31, 1997.

                                            Qualifying   Non-Qualifying    Total
                    Record       Payable     Ordinary      Ordinary       Ordinary
                     Date         Date        Income        Income         Income
Class A Shares     12/12/96     12/20/96     $0.083331     $0.079941     $0.163272
Class B Shares     12/12/96     12/20/96     $0.040713     $0.039058     $0.079771
Class C Shares     12/12/96     12/20/96     $0.045891     $0.044025     $0.089916
Class D Shares     12/12/96     12/20/96     $0.054133     $0.051931     $0.106064

The qualifying domestic ordinary income qualifies for the dividends received deduction for corporations.

Additionally, there were no long-term capital gains paid by the Fund during the year.

Please retain this information for your records.




EQUITY PORTFOLIO CHANGES (unaudited)

For the Quarter Ended August 31, 1997

Additions

Amway Japan, Ltd.
Avon Products, Inc.
Banc One Corp.
DENTSPLY International Inc.
Danka Business Systems PLC (ADR)
Dixons Group PLC
Federal-Mogul Corp.
GenCorp, Inc.
Grupo Financiera Bancomer S.A.
  (Class B) (ADR)
Gucci Group N.V. (NY Registered Shares)
HEALTHSOUTH Corp.
Horizon/CMS Healthcare Corp.
LucasVarsity PLC
Matsushita Electric Works, Ltd.
Perstorp AB (Class B)
Provident Companies, Inc.
Quantum Corp.
SPX Corp.
Safeway, Inc.
Travelers Property Casualty Corp.
  (Class A)
US Airways Group Inc.


Deletions

Abbott Laboratories
Aetna Inc.
British Steel PLC
Cabletron Systems, Inc.
Canadian Pacific, Ltd.
Chase Manhattan Corporation
Ciba Specialty Chemicals AG (ADR)
Eisai Co., Ltd.
First Data Corp.
First USA, Inc.
Hong Kong Telecommunications
  Ltd. (ADR)
IMC Global, Inc.
Kimberly-Clark Corp.
McDonald's Corp.
Tenet Healthcare Corp.



OFFICERS AND DIRECTORS
Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Thomas R. Robinson, Vice President
  and Senior Portfolio Manager
Gerald M. Richard, Treasurer
Barbara B. Fraser, Secretary

Custodian
The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800)637-3863